Exhibit 99.1

UNADUITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Spin-off of Enova International, Inc.

On November 13, 2014 (the “Distribution Date”), Cash America International, Inc. (“Cash America” or the “Company”) completed the distribution of 80% of the outstanding shares of Enova International, Inc. (“Enova”), which previously comprised Cash America’s e-commerce segment, to its shareholders (the “Spin-off”). On the Distribution Date, each of the Company’s shareholders of record as of the close of business on November 3, 2014 (the “Record Date”) received 0.915 shares of Enova for every one Cash America share held as of the Record Date. Enova is now an independent public company trading under the symbol “ENVA” on the New York Stock Exchange, and Cash America continues to trade on the New York Stock Exchange under the symbol “CSH.”

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated financial statements were derived from the Company’s historical consolidated financial statements, which were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2014 and 2013, and for the fiscal years ended December 31, 2013, 2012 and 2011, give effect to the Spin-off and related transactions, as if they had occurred on January 1, 2011, the first day of fiscal year 2011. The unaudited pro forma consolidated balance sheet as of September 30, 2014 gives effect to the Spin-off and related transactions, as if they had occurred on that date.

The unaudited pro forma consolidated financial statements include pro forma adjustments that reflect transactions and events that (a) are directly attributable to the Spin-off, (b) are factually supportable, and (c) with respect to the statements of operations, have a continuing impact on consolidated results. Included is an adjustment for the tax-free distribution to shareholders of approximately 80.0% of Enova’s common stock and the Company’s retention of approximately 20.0% of Enova’s common stock.

The assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated financial statements. The assumptions used and pro forma adjustments derived from such assumptions are based on currently available information, and the Company believes such assumptions are reasonable under the circumstances.

The following unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements, the accompanying notes to those financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 filed with the Securities and Exchange Commission. The unaudited pro forma consolidated financial statements have been presented for informational purposes only. The unaudited pro forma consolidated financial statements do not purport to represent what the Company’s results of operations or financial condition would have been had the transactions to which the pro forma adjustments relate actually occurred on the dates indicated, and they do not purport to project the Company’s results of operations or financial condition for any future period or as of any future date.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2014

(dollars in thousands, except per share data)

	As Reported	Distribution of Enova (a)	Pro Forma Adjustments	Note	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$123,532	$(90,872)	$—		$32,660
Restricted cash	60	—	—		60
Pawn loans	264,612	—	—		264,612
Consumer loans, net	348,225	(303,694)	—		44,531
Merchandise held for disposition, net	215,263	—	—		215,263
Pawn loan fees and service charges receivable	54,501	—	—		54,501
Prepaid expenses and other assets	33,871	(12,738)	—		21,133
Deferred tax assets	36,076	(26,514)	—		9,562
Investment in Enova International, Inc.	—	—	194,898	(b)	194,898

Total current assets	1,076,140	(433,818)	194,898		837,220
Property and equipment, net	245,382	(35,598)	—		209,784
Goodwill	699,061	(255,865)	—		443,196
Intangible assets, net	47,490	(18)	—		47,472
Other assets	32,272	(21,712)	—		10,560

Total assets	$2,100,345	$(747,011)	$194,898		$1,548,232

Liabilities and Equity
Current liabilities:
Accounts payable and accrued expenses	141,351	(71,941)	—		69,410
Customer deposits	19,271	—	—		19,271
Income taxes currently payable	1,399	15	—		1,414

Total current liabilities	162,021	(71,926)	—		90,095
Deferred tax liabilities	110,624	(45,656)	—		64,968
Other liabilities	1,124	(105)	—		1,019
Long-term debt	700,043	(494,021)	—		206,022

Total liabilities	$973,812	$(611,708)	$—		$362,104
Equity:
Total equity	1,126,533	(135,303)	194,898	(b)	1,186,128

Total liabilities and equity	$2,100,345	$(747,011)	$194,898		$1,548,232

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2014

(dollars in thousands, except per share data)

	As Reported	Distribution of Enova (a)	Pro Forma
Revenue
Pawn loan fees and service charges	$246,490	$—	$246,490
Proceeds from disposition of merchandise	478,314	—	478,314
Consumer loan fees	688,956	(614,466)	74,490
Other	6,608	(649)	5,959

Total Revenue	1,420,368	(615,115)	805,253

Cost of Revenue
Disposed merchandise	343,367	—	343,367
Consumer loan loss provision	229,722	(205,661)	24,061

Total Cost of Revenue	573,089	(205,661)	367,428

Net Revenue	847,279	(409,454)	437,825

Expenses
Operations and administration	592,292	(221,727)	370,565
Loss on divestitures	5,176	—	5,176
Depreciation and amortization	59,202	(13,772)	45,430

Total Expenses	656,670	(235,499)	421,171

Income from Operations	190,609	(173,955)	16,654
Interest expense	(40,363)	25,212	(15,151)
Interest income	28	(11)	17
Foreign currency transaction (loss) gain	(439)	552	113
Loss on early extinguishment of debt	(22,553)	—	(22,553)

Income before Income Taxes	127,282	(148,202)	(20,920)
Provision for income taxes	50,658	(53,701)	(3,043)

Net Income Attributable to Cash America International, Inc.	$76,624	$(94,501)	$(17,877)

Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders
Basic	$2.66		$(0.62)
Diluted	$2.61		$(0.62)
Weighted average common shares outstanding:
Basic	28,808		28,808
Diluted	29,371		28,808

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2013

(dollars in thousands, except per share data)

	As Reported	Distribution of Enova (a)	Pro Forma
Revenue
Pawn loan fees and service charges	$227,940	$—	$227,940
Proceeds from disposition of merchandise	438,909	—	438,909
Consumer loan fees	640,199	(555,726)	84,473
Other	9,261	(1,143)	8,118

Total Revenue	1,316,309	(556,869)	759,440

Cost of Revenue
Disposed merchandise	301,397	—	301,397
Consumer loan loss provision	251,774	(227,847)	23,927

Total Cost of Revenue	553,171	(227,847)	325,324

Net Revenue	763,138	(329,022)	434,116

Expenses
Operations and administration	553,471	(201,935)	351,536
Depreciation and amortization	54,314	(12,986)	41,328

Total Expenses	607,785	(214,921)	392,864

Income from Operations	155,353	(114,101)	41,252
Interest expense	(25,608)	14,790	(10,818)
Interest income	69	(52)	17
Foreign currency transaction (loss) gain	(1,053)	1,111	58
Loss on early extinguishment of debt	(346)	—	(346)
Equity in loss of unconsolidated subsidiary	(136)	—	(136)

Income before Income Taxes	128,279	(98,252)	30,027
Provision for income taxes	12,727	(34,889)	(22,162)

Net income	115,552	(63,363)	52,189
Net Income attributable to the noncontrolling interest	(308)	—	(308)

Net Income Attributable to Cash America International, Inc.	$115,244	$(63,363)	$51,881

Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders
Basic	$4.01		$1.80
Diluted	$3.73		$1.68
Weighted average common shares outstanding:
Basic	28,747		28,747
Diluted	30,857		30,857

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2013

(dollars in thousands, except per share data)

	As Reported	Distribution of Enova (a)	Pro Forma
Revenue
Pawn loan fees and service charges	$311,799	$—	311,799
Proceeds from disposition of merchandise	595,439	—	595,439
Consumer loan fees	878,183	(764,972)	113,211
Other	11,234	(1,197)	10,037

Total Revenue	1,796,655	(766,169)	1,030,486

Cost of Revenue
Disposed merchandise	410,613	—	410,613
Consumer loan loss provision	351,255	(317,896)	33,359

Total Cost of Revenue	761,868	(317,896)	443,972

Net Revenue	1,034,787	(448,273)	586,514

Expenses
Operations and administration	749,733	(280,515)	469,218
Depreciation and amortization	73,271	(17,143)	56,128

Total Expenses	823,004	(297,658)	525,346

Income from Operations	211,783	(150,615)	61,168
Interest expense	(36,317)	19,842	(16,475)
Interest income	72	(54)	18
Foreign currency transaction (loss) gain	(1,205)	1,222	17
Loss on early extinguishment of debt	(607)	—	(607)
Equity in loss of unconsolidated subsidiary	(136)	—	(136)

Income before Income Taxes	173,590	(129,605)	43,985
Provision for income taxes	30,754	(46,267)	(15,513)

Net income	142,836	(83,338)	59,498
Net income attributable to the noncontrolling interest	(308)	—	(308)

Net Income Attributable to Cash America International, Inc.	$142,528	$(83,338)	$59,190

Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders
Basic	$4.97		$2.07
Diluted	$4.66		$1.93
Weighted average common shares outstanding:
Basic	28,657		28,657
Diluted	30,613		30,613

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2012

(dollars in thousands, except per share data)

	As Reported	Distribution of Enova (a)	Pro Forma
Revenue
Pawn loan fees and service charges	$300,929	$—	$300,929
Proceeds from disposition of merchandise	703,767	—	703,767
Consumer loan fees	781,520	(659,628)	121,892
Other	14,214	(1,359)	12,855

Total Revenue	1,800,430	(660,987)	1,139,443

Cost of Revenue
Disposed merchandise	478,179	—	478,179
Consumer loan loss provision	316,294	(287,069)	29,225

Total Cost of Revenue	794,473	(287,069)	507,404

Net Revenue	1,005,957	(373,918)	632,039

Expenses
Operations and administration	714,614	(234,358)	480,256
Depreciation and amortization	75,428	(13,272)	62,156

Total Expenses	790,042	(247,630)	542,412

Income from Operations	215,915	(126,288)	89,627
Interest expense	(29,131)	20,996	(8,135)
Interest income	144	—	144
Foreign currency transaction (loss) gain	(313)	342	29
Equity in loss of unconsolidated subsidiary	(295)	—	(295)

Income before Income Taxes	186,320	(104,950)	81,370
Provision for income taxes	84,656	(38,384)	46,272

Net income	101,664	(66,566)	35,098
Net Income attributable to the noncontrolling interest	5,806	—	5,806

Net Income Attributable to Cash America International, Inc.	$107,470	$(66,566)	$40,904

Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders
Basic	$3.64		$1.39
Diluted	$3.42		$1.30
Weighted average common shares outstanding:
Basic	29,514		29,514
Diluted	31,452		31,452

See Notes to Unaudited Pro Forma Consolidated Financial Statements

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2011

(dollars in thousands, except per share data)

	As Reported	Distribution of Enova (a)	Pro Forma
Revenue
Pawn loan fees and service charges	$282,197	$—	$282,197
Proceeds from disposition of merchandise	688,884	(30)	688,854
Consumer loan fees	598,646	(479,454)	119,192
Other	13,337	(879)	12,458

Total Revenue	1,583,064	(480,363)	1,102,701

Cost of Revenue
Disposed merchandise	447,617	(23)	447,594
Consumer loan loss provision	225,688	(201,687)	24,001

Total Cost of Revenue	673,305	(201,710)	471,595

Net Revenue	909,759	(278,653)	631,106

Expenses
Operations and administration	611,268	(173,121)	438,147
Depreciation and amortization	54,149	(11,263)	42,886

Total Expenses	665,417	(184,384)	481,033

Income from Operations	244,342	(94,269)	150,073
Interest expense	(25,528)	17,420	(8,108)
Interest income	81	—	81
Foreign currency transaction (loss) gain	(1,265)	967	(298)
Equity in loss of unconsolidated subsidiary	(104)	—	(104)

Income before Income Taxes	217,526	(75,882)	141,644
Provision for income taxes	82,360	(27,747)	54,613

Net income	135,166	(48,135)	87,031
Net Income attributable to the noncontrolling interest	797	—	797

Net Income Attributable to Cash America International, Inc.	$135,963	$(48,135)	$87,828

Earnings Per Share:
Net Income attributable to Cash America International, Inc. common shareholders
Basic	$4.59		$2.97
Diluted	$4.25		$2.75
Weighted average common shares outstanding:
Basic	29,602		29,602
Diluted	31,991		31,991

See Notes to Unaudited Pro Forma Consolidated Financial Statements

Cash America International, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Consolidated Financial Statements

(a)	The “Distribution of Enova” column amounts represent the revenue, expenses, assets, liabilities and equity attributable to Enova, which were included in the Company’s historical financial statements. Goodwill shown in this column represents the goodwill that is directly attributable to Enova, including $45.5 million of goodwill that was previously re-allocated to the Company’s retail services segment as a result of the Company’s 2010 segment realignment. The balance sheet also assumes settlement of a $13.4 million intercompany debt owed by Enova to the Company. Operations and administration expense includes $2.3 million directly related to the Spin-off for the nine months ended September 30, 2014. The Company did not allocate corporate overhead costs to Enova for purposes of pro forma financial statement presentation.

(b)	The Company retained approximately 6.6 million, or approximately 20.0%, of Enova’s outstanding common shares that it will record at fair value. For purposes of the pro forma financial statements, the value of the Company’s investment in Enova was calculated using a stock price of $29.53 per share (based on the average of the high and low market prices on the first day of trading, which was November 13, 2014).

Additional Financial Information

Non-GAAP Disclosure

In addition to the financial information prepared in conformity with GAAP, the Company provides historical non-GAAP financial information. Management believes that presentation of non-GAAP financial information is meaningful and useful in understanding the activities and business metrics of the Company’s operations. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s business that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business.

Management provides non-GAAP financial information for informational purposes and to enhance understanding of the Company’s consolidated financial statements. Readers should consider the information in addition to, but not instead of or superior to, its financial statements prepared in accordance with GAAP. This non-GAAP financial information may be determined or calculated differently by other companies, limiting the usefulness of those measures for comparative purposes.

Adjusted EBITDA

The tables below show adjusted EBITDA, a non-GAAP measure that the Company has defined as income (loss) from operations excluding depreciation and amortization. Management believes adjusted EBITDA is used by investors to analyze operating performance and evaluate the Company’s ability to incur and service debt and its capacity for making capital expenditures. Adjusted EBITDA is also useful to investors to help assess the Company’s estimated enterprise value. In addition, management believes that the adjustments shown below are useful to investors in order to allow them to compare the Company’s financial results during the periods shown without the effect of each of these income and expense items. The computation of adjusted EBITDA as presented below may differ from the computation of similarly-titled measures provided by other companies. The following table provides a reconciliation between income (loss) from operations, which is the nearest GAAP measure presented in the Company’s financial statements for analysis of the components of the Company’s business, to Adjusted EBITDA. Adjustments provided below were not included in the pro forma financial statements shown above.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED EBITDA

For the Nine Months Ended September 30, 2014

(dollars in thousands, except per share data)

	Consolidated	Distribution of Enova (a)	As Adjusted
Income (loss) from operations	$190,609	$(173,955)	$16,654
Depreciation and amortization expenses	59,202	(13,772)	45,430
Adjustments:
Corporate Reorganization (b)	6,143	—	6,143
Loss on divestiture (c)	5,176	—	5,176
2013 Litigation Settlement (d)	635	—	635

Adjusted EBITDA	$261,765	$(187,727)	$74,038

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED EBITDA

For the Nine Months Ended September 30, 2013

(dollars in thousands, except per share data)

	Consolidated	Distribution of Enova (a)	As Adjusted
Income (loss) from operations	$155,353	$(114,101)	$41,252
Depreciation and amortization expenses	54,314	(12,986)	41,328
Adjustments:
2013 Litigation Settlement (e)	18,000	—	18,000

Adjusted EBITDA	$227,667	$(127,087)	$100,580

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED EBITDA

For the Year Ended December 31, 2013

(dollars in thousands, except per share data)

	Consolidated	Distribution of Enova (a)	As Adjusted
Income (loss) from operations	$211,783	$(150,615)	$61,168
Depreciation and amortization expenses (f)	73,092	(17,143)	55,949
Adjustments:
Texas Consumer Loan Store Closures (g)	1,373	—	1,373
Regulatory Penalty (h)	5,000	(2,500)	2,500
2013 Litigation Settlement (e)	18,000	—	18,000
Charges related to the Ohio Adjustment (i)	(5,000)	—	(5,000)

Adjusted EBITDA	$304,248	$(170,258)	$133,990

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED EBITDA

For the Year Ended December 31, 2012

(dollars in thousands, except per share data)

	Consolidated	Distribution of Enova (a)	As Adjusted
Income (loss) from operations	$215,915	$(126,288)	$89,627
Depreciation and amortization expenses (j)	62,864	(13,272)	49,592
Adjustments:
Charges related to the Mexico Reorganization (k)	21,712	—	21,712
Charges related to the Ohio Reimbursement Program (l)	13,400	—	13,400
Charges related to the proposed Enova IPO (m)	3,879	(3,879)	—

Adjusted EBITDA	$317,770	$(143,439)	$174,331

(a)	The “Distribution of Enova” includes amounts attributable to Enova, which were included in the Company’s historical financial statements.
(b)	Represents charges of $6.1 million, before tax benefit of $2.3 million, related to the Company’s August 2014 reorganization of its corporate functions in anticipation of the distribution of Enova (the “Corporate Reorganization”).
(c)	Represents a loss on the sale of the Company’s Mexico-based pawn operations of $2.8 million and tax provision of $1.7 million, a $2.1 million expense, before tax benefit of $0.3 million, related to an uncollectible receivable as a result of the Company’s discontinuation of its Mexico-based pawn operations, and a loss on the sale of Colorado pawn lending locations of $0.3 million, before tax benefit of $0.1 million.
(d)	Represents charges of $0.6 million, before tax benefit of $0.2 million, related to the settlement of a litigation matter in 2013 (the “2013 Litigation Settlement”).
(e)	Represents charges of $18.0 million, before tax benefit of $6.7 million.
(f)	Excludes $0.2 million of depreciation and amortization expenses related to the Texas Consumer Loan Store Closures as discussed further in (g) below.
(g)	Represents charges of $1.4 million, before tax benefit of $0.5 million, related to the closure of 36 consumer lending-only retail services locations in Texas in 2013 (the “Texas Consumer Loan Store Closures”).
(h)	Represents charges that are nondeductible for tax purposes related to a penalty paid to the Consumer Financial Protection Bureau (“CFPB”) in connection with the issuance of a consent order by the CFPB in November 2013 (the “Regulatory Penalty”). Enova incurred 50% of the Company’s charge for the Regulatory Penalty.
(i)	Represents the decrease in the Company’s remaining liability related to a voluntary program to reimburse Ohio customers in connection with legal collections proceedings initiated by the Company in Ohio (the “Ohio Reimbursement Program”) during 2013 after the assessment of the claims made to date and related matters (the “Ohio Adjustment”) of $5.0 million, before tax provision of $1.8 million.
(j)	Excludes $12.6 million of depreciation and amortization expenses related to the Mexico Reorganization as discussed further in (k) below.
(k)	Represents charges of $21.7 million, before tax benefit of $1.2 million and noncontrolling interest of $2.3 million, related to the reorganization of the Company’s Mexico-based pawn operations to include only full-service pawn locations and discontinuation of operations of 148 of its Mexico-based pawn locations that primarily offered pawn loans based on the pledge of jewelry-based collateral (“the Mexico Reorganization”). Includes $12.6 million of depreciation and amortization expenses as noted in (j) above.
(l)	Represents charges related to the Ohio Reimbursement Program, before tax benefit of $5.0 million.
(m)	Represents charges directly related to the withdrawn proposed initial public offering by Enova (the “Enova IPO”) of $3.9 million, before tax benefit of $1.5 million.

Adjusted Net Income and Diluted Net Income Per Share

In addition to reporting financial results in accordance with GAAP, the Company has provided adjusted net income and adjusted diluted net income per share attributable to the Company (collectively, the “Adjusted Earnings Measures”), which are non-GAAP measures. Management believes that the presentation of these measures provides investors with greater transparency and facilitates comparison of operating results across a broad spectrum of companies with varying capital structures, compensation strategies, derivative instruments and amortization methods, which provides a more complete understanding of the Company’s financial performance, competitive position and prospects for the future. Management also believes that investors regularly rely on non-GAAP financial measures, such as the Adjusted Earnings Measures, to assess operating performance and that such measures may highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. In addition, management believes that the adjustments included in the table below are useful to investors in order to allow them to compare the Company’s financial results across the periods presented. The computation of Adjusted Earnings Measures as presented below may differ from the computation of similarly-titled measures provided by other companies. Adjustments provided below were not included in the pro forma financial statements shown above.

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED NET INCOME AND DILUTED NET INCOME PER SHARE

For the Nine Months Ended September 30, 2014

(dollars in thousands, except per share data)

	Consolidated		Distribution of Enova (a)		As Adjusted
	$	Per Diluted Share(b)	$	Per Diluted Share(b)	$	Per Diluted Share(b)(c)
Net income and diluted net income per share attributable to the Company	$76,624	2.61	$(94,501)	(3.22)	$(17,877)	(0.62)
Adjustments (net of tax):
Loss on divestitures (d)	6,444	0.22	—	—	6,444	0.22
Corporate Reorganization (e)	3,870	0.13	—	—	3,870	0.13
Loss on early extinguishment of debt (f)	14,208	0.48	—	—	14,208	0.48
2013 Litigation Settlement (g)	400	0.01	—	—	400	0.01

Adjusted net income and adjusted diluted net income per share attributable to the Company	$101,546	3.45	$(94,501)	(3.22)	$7,045	0.22

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED NET INCOME AND DILUTED NET INCOME PER SHARE

For the Nine Months Ended September 30, 2013

(dollars in thousands, except per share data)

	Consolidated		Distribution of Enova (a)		As Adjusted
	$	Per Diluted Share(b)	$	Per Diluted Share(b)	$	Per Diluted Share(b)
Net income and diluted net income per share attributable to the Company	$115,244	3.73	$(63,363)	(2.05)	$51,881	1.68
Adjustments (net of tax):
2013 Litigation Settlement (h)	11,340	0.37	—	—	11,340	0.37
Tax benefit related to Creazione Deduction (i)	(33,201)	(1.08)	—	—	(33,201)	(1.08)

Adjusted net income and adjusted diluted net income per share attributable to the Company	$93,383	3.02	$(63,363)	(2.05)	$30,020	0.97

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED NET INCOME AND DILUTED NET INCOME PER SHARE

For the Year Ended December 31, 2013

(dollars in thousands, except per share data)

	Consolidated		Distribution of Enova (a)		As Adjusted
	$	Per Diluted Share(b)	$	Per Diluted Share(b)	$	Per Diluted Share(b)
Net income and diluted net income per share attributable to the Company	$142,528	4.66	$(83,338)	(2.72)	$59,190	1.93
Adjustments (net of tax):
Texas Consumer Loan Store Closures (j)	865	0.03	—	—	865	0.03
Loss on early extinguishment of debt (k)	382	0.01	—	—	382	0.01
Regulatory Penalty (l)	5,000	0.16	(2,500)	(0.08)	2,500	0.08
2013 Litigation Settlement (h)	11,340	0.37	—	—	11,340	0.37
Tax benefit related to Creazione Deduction (i)	(33,201)	(1.09)	—	—	(33,201)	(1.09)
Charges related to Ohio Adjustment and Ohio Reimbursement Program (m)	(3,209)	(0.10)	—	—	(3,209)	(0.10)

Adjusted net income and adjusted diluted net income per share attributable to the Company	$123,705	4.04	$(85,838)	(2.80)	$37,867	1.23

CASH AMERICA INTERNATIONAL, INC. AND SUBSIDIARIES

ADJUSTED NET INCOME AND DILUTED NET INCOME PER SHARE

For the Year Ended December 31, 2012

(dollars in thousands, except per share data)

	Consolidated		Distribution of Enova (a)		As Adjusted
	$	Per Diluted Share(b)	$	Per Diluted Share(b)	$	Per Diluted Share(b)
Net income and diluted net income per share attributable to the Company	$107,470	3.42	$(66,566)	(2.12)	$40,904	1.30
Adjustments (net of tax):
Charges related to withdrawn proposed Enova IPO (n)	2,424	0.07	(2,424)	(0.07)	—	—
Charges related to the Mexico Reorganization (o)	25,421	0.81	—	—	25,421	0.81
Charges related to Ohio Adjustment and Ohio Reimbursement Program (p)	8,442	0.27	—	—	8,442	0.27

Adjusted net income and adjusted diluted net income per share attributable to the Company	$143,757	4.57	$(68,990)	(2.19)	$74,767	2.38

(a)	The “Distribution of Enova” column includes amounts attributable to Enova, which were included in the Company’s historical financial statements.
(b)	Diluted shares are calculated by giving effect to the potential dilution that could occur if securities or other contracts to issue common shares were exercised and converted into common shares during the period. Per share values shown in the “As Adjusted” column may not compute correctly due to rounding differences.
(c)	Net income and diluted net income per share attributable to the Company and Adjusted net income and adjusted diluted net income attributable to the Company were computed in the same manner as Basic earnings per share due to the loss that results for the nine months ended September 30, 2014 on an as-adjusted basis. Adjustments shown were computed based on the diluted weighted average share value for the consolidated entity.
(d)	Represents a loss on the sale of the Company’s Mexico-based pawn operations of $2.8 million and tax provision of $1.7 million, a $2.1 million expense, net of tax benefit of $0.3 million, related to an uncollectible receivable as a result of the Company’s discontinuation of Mexico-based pawn operations, and a loss on the sale of Colorado pawn lending locations of $0.3 million, net of tax benefit of $0.1 million.
(e)	Represents charges of $6.1 million, net of tax benefit of $2.3 million.
(f)	Represents $22.6 million of charges, net of tax benefit of $8.3 million.
(g)	Represents charges of $0.6 million of charges, net of tax benefit of $0.2 million.
(h)	Represents charges of $18.0 million, net of a tax benefit of $6.7 million.
(i)	In connection with the liquidation of Creazione Estilo, S.A. de C.V., a Mexican sociedad anónima de capital variable (“Creazione”), represents a recognized income tax benefit related to a tax deduction (the “Creazione Deduction”) included on the Company’s 2013 federal income tax return for its tax basis in the stock of Creazione.
(j)	Represents charges of $1.4 million, net of tax benefit of $0.5 million.
(k)	Represents charges of $0.6 million, net of tax benefit of $0.2 million.
(l)	Represents charges that are nondeductible for tax purposes. Enova incurred 50% of the Company’s charge for the Regulatory Penalty.
(m)	Represents charges of $5.0 million, net of tax provision of $1.8 million.
(n)	Represents charges of $3.9 million, net of tax benefit of 1.5 million related to the withdrawn Enova IPO.
(o)	Represents charges of $28.9 million, net of tax benefit of $1.2 million and noncontrolling interest of $2.3 million related to the reorganization of the Company’s Mexico-based pawn operations to include only full-service pawn locations and discontinuation of operations of 148 of its Mexico-based pawn locations that primarily offered pawn loans based on the pledge of jewelry-based collateral (“the Mexico Reorganization”).
(p)	Represents $13.4 million charges, net of tax benefit of $5.0 million, related to the Ohio Reimbursement Program.